=============================================================================
		     SECURITIES AND EXCHANGE COMMISSION
			 Washington, D. C.   20549


				  FORM 8-K


			       CURRENT REPORT

		    Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 14, 2003
						 ------------

Commission File Number 0-5544

			 OHIO CASUALTY CORPORATION
	  (Exact name of registrant as specified in its charter)

				   OHIO
      (State or other jurisdiction of incorporation or organization)

				31-0783294
		   (I.R.S. Employer Identification No.)

		     9450 Seward Road, Fairfield, Ohio
		 (Address of principal executive offices)

				  45014
			       (Zip Code)

			     (513) 603-2400
		     (Registrant's telephone number)


			      Not Applicable
	(Former name or former address, if changed since last report)





			     Page 1 of 2 Pages
==============================================================================

ITEM 5.  Other Events and Required FD Disclosure.
-------  ----------------------------------------

On May 14, 2003, Ohio Casualty Corporation issued a press release announcing an estimated net catastrophe loss impact on second quarter earnings. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference.


Exhibit Index.
--------------

99    Press release dated May 14, 2003 issued by Ohio Casualty Corporation.





				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					  OHIO CASUALTY CORPORATION
					  -------------------------
						 (Registrant)




May 15, 2003                              /s/ Debra K. Crane
					  ----------------------------------
					  Debra K. Crane, Senior Vice
					    President, General Counsel and
					    Secretary



			       Page 2 of 2 Pages